Exhibit 10.20(c)

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Attachment on Aircraft Production Inspection

(“APIP Attachment”)

between	Frontier Airlines 7001 Tower Road Denver, CO 80249 USA hereinafter referred to as “Frontier”

and	LUFTHANSA TECHNIK AG

Weg beim Jäger 193 22335 Hamburg Germany hereinafter referred to as “LHT”

each of them hereinafter referred to individually as a “Party” and collectively as the “Parties”.

APIP ATTACHMENT Frontier Airlines April 30th, 2015	1

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1.	SCOPE OF THE APIP ATTACHMENT

Frontier hereby engages LHT and LHT agrees to provide to Frontier its professional support services that shall consist of supporting the inspections held by Airbus in accordance with the Airbus Customer Inspection Program FM1302305, in order to give continuity to the Aircraft delivery process (hereinafter the “Aircraft Production Inspection Program or APIP”).

The terms and conditions of the said services are outlined in this APIP Attachment and set out in detail in Article 3 SCOPE OF SERVICES of this APIP Attachment.

The General Terms of the “Agreement on Technical Services for A320 Family Aircraft” dated 5.11.2014 between the Parties (hereinafter referred to as the “General Terms”) shall apply wherever applicable, unless stated otherwise in this APIP Attachment. For the purposes of this APIP Attachment, such General Terms will remain in effect during the Term. This APIP Attachment shall prevail in the case of a conflict between this APIP Attachment and the General Terms.

2.	DEFINITIONS AND ABBREVIATIONS

The following capitalized terms, expressions and abbreviations shall have the following meanings for the Services provided subject to this APIP Attachment:

Aircraft	an aircraft being manufactured by Airbus to be delivered to Frontier a detailed listing of the Aircraft to be covered under this APIP Attachment is set forth in Article 1 of Annex No.1 to the APIP Attachment stating the respective manufacturer serial number (MSN).

Airbus	Airbus S.A.S.

BFE	Buyer furnished equipment

BFG	Goodrich Cooperation

Buy Backs	LHT acceptance of any rectifications made by Airbus

eQLB	shall mean the Airbus electronic quality log book

FAL	shall mean the final assembly line as used in Airbus Customer Inspection Program FM1302305 in order to give continuity to the Aircraft delivery process

FAL Customer Manager	is the responsible contact person at Airbus for all quality issues with respect to the Aircraft

APIP ATTACHMENT Frontier Airlines April 30th, 2015	2

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Fixed Price	a predetermined price for the Service or Services according to Article 3

Services	The scope of work as described in Article 3 of this APIP Agreement

Term	a reference to the term during which this APIP Attachment is effective (as set out in Article 8).

Other capitalized terms used herein but not defined shall have the meanings given in the General Terms.

3.	SCOPE OF SERVICES

3.1	Subject to the terms and conditions set forth in this APIP Attachment, LHT shall perform the Services as stipulated under this Article and according to the presentations made by Airbus in accordance with Airbus Customer Inspection Program FM1302305.

3.1.1	Assembly Inspection

With regard to the final assembly Inspection the support Services performed by LHT include the following:

•	*****

•	*****

•	*****

•	*****

•	*****

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•	*****

•	*****

•	*****

•	*****

•	*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission. APIP ATTACHMENT Frontier Airlines April 30th, 2015 3

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3.1.2	Section Inspection

With regard to the section inspection the Services performed by LHT include the following:

*****

•	*****

*****

•	*****

•	*****

•	*****

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•	*****

•	*****

•	*****

•	*****

•	*****

*****

3.1.3	Final Acceptance Assistance

LHT assists the final acceptance inspectors assigned by Frontier during the final acceptance inspection by participation of one appropriate assembly line inspector of LHT. Such assistance is limited to the available know-how and expertise of the assigned LHT inspector.

This service includes:

*****

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission. APIP ATTACHMENT Frontier Airlines April 30th, 2015 4

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3.2	LHT shall provide written reports to Frontier. The contents and format of such reports shall be mutually agreed between the Parties.

The Report shall include following information:

•	*****

•	*****

•	*****

•	*****

3.3	If in the course of the provision of Services and at its discretion, LHT becomes aware of the fact that it is necessary or advisable to modify the contractual performances, LHT will submit to Frontier a written proposal concerning the suggested alterations. The Parties hereto will use all reasonable efforts to come to a written agreement regarding such modifications, to be recorded as an amendment to this APIP Attachment For the avoidance of doubt, any such modifications or alterations are subject to a written agreement in the form of an amendment to this APIP-Agreement.

3.4	With regard to APIP, all information, data, documents made available to LHT by Frontier or Airbus, LHT assumes and shall have the right to assume that such information, data and/or documents made available to LHT are correct. LHT shall have no obligation to verify such information, data and /or documents. Consequently LHT shall not be responsible for any incorrect results of their consulting performance as far as such results are due to incorrect information, data and/or documents material furnished by Frontier.

4.	OBLIGATIONS OF FRONTIER

Frontier shall provide the following documentation required for the provision of the Services no later than ***** before begin of the Services for each Aircraft and in addition any other information or data or documentation (“Additional Information”) LHT may require for the provision of the Services.

•	Participation Agreement to guarantee LHT’s access to the aircraft

•	Detailed Frontier aircraft specification

*****

5.	PRICES AND INVOICING

For this APIP Attachment, LHT will perform the Services described in this APIP Attachment ***** for ***** Aircraft of which the first ***** are referenced in ANNEX 1, Article 1 Aircraft.

Subsequently LHT shall not send any invoices for the services as described in this Attachment under Article 3 Scope of Service.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission. APIP ATTACHMENT Frontier Airlines April 30th, 2015 5

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6.	QUALITY AND WARRANTY

6.1	Quality

LHT shall perform all Services under this APIP Attachment in accordance with LHT’s Authority approved management system.

Upon prior written and reasonable request, Frontier shall have the right to perform quality audits of LHT’s organization. In the event that such audit leads to any objections, the Parties shall meet and discuss appropriate remedies to restate compliance with LHT’s Authority approved management system.

6.2	Sole and exclusive Warranty

LHT warrants that the Services provided comply with the LHT Authority approved management system. The warranty shall be limited to ***** after delivery of the Aircraft by Airbus to Frontier.

***** For the avoidance of doubt: LHT assumes no responsibility and gives no warranty for any defects originated by Airbus.

7.	ADDITIONAL LIABILITY AND INDEMNIFICATION

*****

All other Liability and Indemnification clauses from the General Terms shall remain valid.

8.	TERM AND TERMINATION

This APIP Attachment is valid from the date of signature until LHT has fully supported aircraft production inspections on ***** Frontier aircraft deliveries

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission. APIP ATTACHMENT Frontier Airlines April 30th, 2015 6

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The following ANNEX is an Integral part of this APIP Attachment:

ANNEX NO. 1 – AIRCRAFT AND PRICES FOR THE SERVICES

IN WITNESS WHEREOF Frontier and LHT have each caused this APIP Attachment to be executed by their duly authorised representatives as of the day and year written below.

Hamburg, Germany		For and on behalf of
Date: April 30, 2015		LHT:

Name:	Daniel Schiffer	/s/ Daniel Schiffer

Title:	Head of APIP

For and on behalf of
Date: April 30, 2015		Frontier Airlines, Inc.:

Name:	Holly L. Nelson	/s/ Holly L. Nelson

Title:	Chief Accounting Officer

APIP ATTACHMENT Frontier Airlines April 30th, 2015	7

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ANNEX NO. 1

1.	AIRCRAFT

Frontier Airbus A321 Aircraft to be delivered by Airbus:

*****

Schedule for additional Frontier Airbus Aircraft to be added at a later date.

***** Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

APIP ATTACHMENT Frontier Airlines

April 30th, 2015

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